

MATINAS
BIOPHARMA

Corporate Presentation
May 2022

Forward-Looking Statement

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including those relating to the Company's product development, clinical and regulatory timelines, market opportunity, cash flow and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements. Forward-looking statements include words such as "expects," "anticipates," "intends," "plans," "could," "believes," "estimates" and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to obtain additional capital to meet our liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; our ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability to protect the Company's intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company's products; and the other factors listed under "Risk Factors" in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this release. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Matinas BioPharma's product candidates are all in a development stage and are not available for sale or use.

Lipid Nanocrystals (LNCs) Simplify Intracellular Delivery of Nucleic Acids






	Description	Benefit
INNATELY TARGET "ACTIVATED" CELLS	▪ Macrophages/monocytes, neutrophils, dendritic cells ▪ Infected/injured cells, tumor cells	▪ Wide variety of extrahepatic targets
IMPROVED SAFETY	▪ Non-immunogenic platform ▪ Enter cells through non-destructive membrane fusion	▪ Enables repeat administration
IMPROVED STABILITY	▪ Crystal structure protects nucleic acids	▪ Avoid cold chain ▪ Flexible Administration (orally, IV, IM or via inhalation)
PAYLOAD VERSATILITY	▪ Nucleic acids (DNA, mRNA, siRNA, etc..) ▪ Proteins, peptides & small molecules	▪ Choose best therapeutic cargo regardless of size

***LNCs validated* in multiple clinical and pre-clinical studies**

MATINAS BIOPHARMA

Matinas Pipeline and Discovery Programs: Internal Clinical Stage Assets and External Collaborations

	Program	Indication	Discovery	Preclinical	Phase 1	Phase 2
MATINAS BIOPHARMA	**MAT2203** LNC-Amphotericin B (oral)	Cryptococcal Meningitis	*EnACT Cohort 4 (Top-line Results Expected Q3 2022)*			
		Invasive Fungal Infections				
MATINAS BIOPHARMA / CYSTIC FIBROSIS FOUNDATION	**MAT2501** LNC-Amikacin (oral)	Non-tuberculous Mycobacterial Disease (NTM)	*Phase1 SAD Study and Long Term Tox Set Stage for Phase 2 in 2023*			
GILEAD / NIH	LNC-Remdesivir (oral)	SARS-COVID19				
Genentech A Member of the Roche Group	LNC-ASO	Undisclosed				
	LNC-small molecule	Undisclosed				
	LNC-FAB	Undisclosed				
BIONTECH	LNC-mRNA	Vaccines				
MATINAS BIOPHARMA	Internal platform programs (LNC nucleic acids)	Undisclosed	*mRNA, DNA Plasmids, Oligos*			

LYPDISO™ *Partnering efforts ongoing*

- Exclusive collaboration between Matinas and BioNTech focused on mRNA and certain other nucleic acids
- BioNTech’s mRNA vaccine development expertise combined with Matinas’ LNC delivery platform
- Builds on Matinas’ extensive prior preclinical *in-vitro* vaccine work with LNC formulations of proteins, peptides and DNA plasmids
  - Oral bioavailability
  - Non-immunogenic transfection
  - Focus on eliciting strong humoral and cellular immunity
- $2.75 million upfront exclusive access fee plus research funding
- Initiated license agreement discussions



Exclusive Research Collaboration with BioNTech Builds on Previous Vaccine Results

Efficacy previously demonstrated w/LNCs (*in-vivo*)

- ✓ Successful oral immunization
- ✓ Substantial increases in antibody titers
  - Out to 5 months after a single oral immunization
  - Boosted with repeat administration
  - Can be even further increased with adjuvants
- ✓ Enhanced cell-mediated response (lymphocyte proliferation, cytolytic T-cell response)
- ✓ High degree of protection against viral replication
- ✓ Protective against lethal challenge
- ✓ Enhancement of a commercial vaccine

LNCs Provide Differentiation

- ✓ Can be administered SQ, IM, via inhalation, and **orally**
- ✓ Enhanced mucosal and systemic responses, humoral and cellular immunity
- ✓ High efficiency of delivery (proteins, peptides and DNA plasmids)
- ✓ Delivery mechanism itself not immunogenic
- ✓ Potential for much more stable formulations

MATINAS BIOPHARMA

Lipid Nanocrystal (LNC) Platform

Targeted, Well-Tolerated Intracellular Delivery

MATINAS BIOPHARMA

LNCs Provide A Strong Alternative to LNP and AAV Delivery

	LNP	AAV Viral Vector	LNC
		 Vector (adenovirus)	
Structure	• Ionizable lipid complexing with mRNA • Non-aqueous interior	26 nM Capsid housing	• Natural components • Non-aqueous bilayer
Targeting	• Avid uptake by RES, liver, spleen limits availability	• Limited set of targeted tissues • Local delivery to CNS, eye	• **Targeted to phagocytes and activated cells** (e.g. infected, inflamed or cancerous cells)
Payload	• Few practical limitations on size • Only 1-2% endosomal escape substantially lowers delivery efficiency	• <5 kb genome	• Demonstrated incorporation of nucleic acids (ASOs, DNA plasmids, mRNA), proteins and small molecules • Up to ***at least* 11 kb capacity** (gene therapy, CRISPR, etc.)
Safety	• Cationic lipid toxicity not suitable for chronic use • Anti-PEG allergic response limits retreatment	• Viral genome integration concerns • Immunogenicity limits retreatment	• **Non-immunogenic platform** • No cellular toxicity due to natural PS
Stability	• Very limited shelf stability • Cold-chain requirements	• Cold chain requirements	• Solid structure allows **prolonged storage** • mRNA formulations have demonstrated 4 month stability at room temperature • Enables **oral** dosing as well as IV, inhaled & SC

LNCs can delivery large payloads in a stable delivery vehicle with no immunogenicity, novel targeting and oral delivery

MATINAS BIOPHARMA

Lipid Nanocrystals (LNCs) Consist of Phosphatidylserine, Calcium and Cargo and Deliver Cargo Intracellularly

- Stable, phospholipid-calcium crystalline nanoparticles
- Calcium (Ca^{++}) – Phosphatidylserine (PS) crystalline shell
- Engineered to self-assemble into nano-crystals in the presence of Ca^{++}
- Multilayered structure with little or no internal aqueous space
- Payload can be incorporated into the layers
  - ***Hydrophobic*** molecules packaged in the interior of the bilayer
  - ***Hydrophilic*** molecules packaged between the wrapped layers
- Two routes for drug delivery
  - LNCs can fuse with target cell membranes (delivering drugs directly inside the cell)
  - LNCs can also be taken up (via phagocytosis) by target cells and deliver their contents from within endosomes to the cell interior



Ca^{2+} ions
Phosphatidyl-serine bilayer
Hydrophobic drug
Phosphatidylserine
Lipid nano-crystal
50-500 nm

MATINAS BIOPHARMA

LNCs Work Because of PS, Which Enables Intracellular Delivery Via Two Biological Pathways


Phosphatidylserine

PS on the outer layer is an "eat-me" signal enabling **phagocytosis**


Infection
Injury
Inflammation
Cell membrane
Cytosol
Cell membrane
Cytosol

Normally, **PS** is confined to the inner layer (facing cytosol)

With "activation" **PS** moves from the inner layer to the outer layer (cell membrane)

PS on the outer cell membrane is also a precursor for cell-to-cell **fusion**


Myoblast
Egg and Sperm
PS externalization
Cell to cell fusion
Myotubes
Zygote

Whitlock JM *et al.* ***J Biol Chem*** 2021; 296: 1-16
https://doi.org/10.1016/j.jbc.2021.100411

MATINAS BIOPHARMA

LNCs Have the Potential to Target a Wide Array of Cells & Tissues

	Cells with PS Receptors or Expressing High PS Levels	Demonstrated uptake
Cells Capable of Phagocytosis	**Bone marrow-derived hematopoietic cells**	
	▪ Macrophages	✓
	▪ Dendritic cells	
	▪ Natural killer (NK) cells	
	Astrocytes and microglial cells (CNS macrophages)	
	Specialized epithelial cells that participate in efferocytosis	
	▪ Retinal epithelial cells	
	▪ Alveolar lung epithelial cells	
	▪ Mammary epithelial cells	
"Activated Cells" (context dependent)	**Actively dividing cells**	
	▪ Fibroblasts	✓
	▪ Tumor Cells	✓
	Infected Cells	✓
	Injured / Inflamed Cells	✓

LNCs are Designed to Mimic Enveloped Viruses

Multiple Potential Future Directions For LNC Platform

Past → **Current** → **Future**

Past

Oral formulations of anti-infectives

- MAT2203
- MAT2501

Current

Intracellular delivery of nucleic acids

Future

Infection	Antivirals Anti-infectives
Immune system	Vaccines Immune tolerance
Inflammation	Autoimmune diseases Acute/chronic inflammation
Oncology	Direct tumor cell targeting Tumor associated macrophages
Diseases of phagocytes	Monogenetic rare diseases
Fibrosis	Organ fibrosis Wound healing

Strong evidence | Initial evidence | Theoretical basis

In vivo Assessment of the Efficacy of LNC-remdesivir in SARS-CoV-2 Infection

Goal: Evaluate the capacity of an orally bioavailable remdesivir formulation to block viral replication and prevent severe disease in a mouse model of SARS-CoV-2*

* Leist and Dinnon et al., ***Cell*** 2020.

- 10-week-old female BALB/c mice
- Intranasal inoculation of 10^4 PFU of SARS-CoV-2-MA10
- 4 Groups - Rx beginning 12 hours after infection
  - Uninfected controls
  - Infected, untreated controls
  - SQ RDV 25 mg/kg BID
  - Oral LNC-RDV 30 mg/kg BID
- Daily body weight
- Sacrifice at Day 2 and day 5
  - Lung titers, gross pathological congestion score (0-5) and histology.



Study Design
Day
0
1
2
3
4
5
Infection
1x10⁴ CFU
50 BALB/c mice
(female)
Group 1
n=5
Uninfected Controls
Sacrifice
n=5
Group 2
n=20
Infected, Untreated Controls
Sacrifice
n=10
Sacrifice
n=10
Group 3
n=5
SQ Remdesivir 25 mg/kg/dose BID
Sacrifice
n=5
Group 4
n=20
Oral LNC-Remdesivir 30 mg/kg/dose BID
Sacrifice
n=10
Sacrifice
n=10

MATINAS BIOPHARMA

In vivo Assessment of the Efficacy of LNC-remdesivir in SARS-CoV-2 Infection



Percent Starting Weight
110
100
90
80
70
0
1
2
3
4
5
Days Post Infection
Congestion Score
5
4
3
2
1
0
Day 5
Day 2
Day 5
Day 5
Day 2
Day 5
Uninfected
Infected Untreated
SQ Remdesivir
Oral LNC Remdesivir
Lung Titer (Log PFU/lobe)
10^8
10^7
10^6
10^5
10^4
10^3
10^2
10^1
Day 2
Day 5
Uninfected Control
Infected, Untreated Control
SQ Remdesivir 25 mg/kg BID
Oral LNC-Remdesivir 30 mg/kg BID

In mice infected with SARS-CoV-2, oral LNC-Remdesivir reduced viral lung titers (beginning on Day 2), improved congestion scores, and mitigated weight loss

MATINAS BIOPHARMA



MAT2203

Oral Amphotericin B

MATINAS
BIOPHARMA

MAT2203: A Novel Approach with a Proven Therapeutic Agent

MAT2203

- Oral amphotericin B formulation utilizing LNCs
- Proprietary formulation with robust intellectual property protection
- Potential to expand beyond treatment of CM to treatment of other invasive infections and prophylaxis
- Program supported by the National Institutes of Health (NIH)/NIAID

IMPROVED PROFILE

- LNC formulation enables oral administration, bioavailability and improved toxicity over IV amphotericin
- Efficient intracellular delivery to immune cells with delivery directly to infected tissues
- Demonstrated ability to cross the blood-brain barrier with an oral therapy

POTENTIAL CLINICAL IMPACT

- Potential to become the preferred antifungal agent for all invasive fungal infections ($8 billion+ market)
- Orphan Drug Designation + 4 Qualified Infectious Disease (QIDP) and Fast Track Designations
- Up to *12 years marketing exclusivity*, if approved

EnACT Study Design

Primary Endpoint: Early Fungicidal Activity (EFA) > 0.20


Induction
(2 weeks)
Early Consolidation
(4 weeks)
✓ Cohort 1
(n=10)
IV AMB
5 days
MAT2203
10 days (overlap 1 day)
MAT2203
4 weeks
✓ Cohort 2
(n=40)
IV AMB
2 days
MAT2203
13 days (overlap 1 day)
MAT2203
4 weeks
✓ Cohort 3
(n=10)
MAT2203
5 days
IV AMB
10 days (overlap 1 day)
MAT2203
4 weeks
Cohort 4
(n=40)
Cohort 4
Ongoing
MAT2203
2 weeks
MAT2203
4 weeks
Adjunctive Rx
(all cohorts)
5FC
Fluconazole

MAT2203 TREATMENT REGIMENS:

Cohort 1

- Induction: 2.0g/day
- Consolidation: 1.5g/day

Cohort 2

- Induction: 1.8g/day
- Consolidation: 1.2g/day

- *For each Cohort, a control group receives standard of care IV AMB +5FC (7 days), followed by 1200mg Fluconazole (7 days) for Induction and then only Fluconazole (800mg) for Early Consolidation*
- *Control arm present primarily to assess patient safety*
- *EnACT **not** powered to formally test comparisons with the control arm standard of care*

MATINAS BIOPHARMA

*IV AMB = intravenous amphotericin B

EnACT Cohort 2 Met Primary Endpoints – Effective at Delivering Drug ACROSS Blood Brain Barrier

EnACT Cohort 2 Endpoints

- **Primary Endpoint**: Early Fungicidal Activity (**EFA**) $\log_{10}$ CFU/mL/day at Day 14 >0.20
  - EFA > 0.20 - associated with lower mortality and improved clinical outcomes[1]
- **Secondary Endpoints**
  - Sterilization of CSF cultures
  - Prevention of relapse (no breakthroughs)
  - Survival at 18 weeks
  - Demonstrated safety

EnACT Cohort 2 Results

✓ EFA for MAT2203 was **0.42** (95% CI 0.29 to 0.55), exceeding the primary endpoint threshold

✓ All 39 MAT2203 patients completing induction achieved CSF sterility

(a) 97% for patients receiving MAT2203
(b) 76% for patients receiving SOC

✓ No breakthrough infections during MAT2203 treatment (10 weeks)

✓ "Early Survival" at Day 30

(a) 98% for patients receiving MAT2203
(b) 88% for patients receiving IV Ampho (SOC)

✓ MAT2203 was safe and well-tolerated over **6 weeks** of treatment

- No renal toxicity or electrolyte abnormalities
- No discontinuations due to AEs nor MAT2203-related SAEs

EnACT Clinical Data Validate the Use of LNCs to Overcome Delivery Challenges

1 *Clin Infect Dis.* 2020;71(5):e45-49 EFA is measure of antifungal activity in the CSF during induction treatment for CM

MATINAS BIOPHARMA

MAT2203 EnACT Update and Lifecycle Management for Label Expansion

EnACT Cohort 4 Update

- All-oral regimen administered during induction (14 days) followed by consolidation treatment through Week 6
- Target: 40 patients on MAT2203 and 16 patients on SoC
- 50% enrolled (28 patients) through May 12th
- First DSMB review already conducted with recommendation to continue enrollment in the cohort without any changes to study design or dosing regimen
- Next DSMB review (50% enrollment) scheduled for end of May 2022
- Topline Data expected Q3 2022

Preclinical Update

- Preclinical studies in *C. Auris* and *Mucormycosis* initiated to support the label expansion of MAT2203
- Preliminary preclinical study conducted assessing effect of MAT2203 vs standard of care (SoC) liposomal amphotericin B (L-AMB) in an established murine model of *mucormycosis* caused by *Rhizopus delemar* infections
  - ➢ Data generated to date demonstrate that MAT2203 is as effective as L-AMB in protecting against *mucormycosis* due to *R. delemar*
  - ➢ Confirmatory studies in additional strains ongoing
- Preclinical evaluation of MAT2203 for *C. Auris* initiated April 2022; preliminary data expected Q3 2022.

MAT2203 Regulatory Updates: Pathway to NDA Approval and Phase 3 Registration Trial

Follow-up Clinical Type C Meeting held April 2022

- FDA is evaluating potential registration of MAT2203 for **both** step-down induction and consolidation indications based upon the conduct of a **single** Phase 3 Trial
  - Represents a further streamlined development program, compared with the traditional requirement of two separate, "adequate and well-controlled" Phase 3 trials per indication for registration
- Pivotal study design features a non-inferiority trial with an IV amphotericin B and flucytosine (5-FC) comparator arm
- FDA recommended the following for the planned Phase 3 pivotal study:
  - Primary endpoint for induction: All-Cause Mortality at 2 Weeks
  - Non-inferiority margin of 10% (N=~250 patients; 80% power)
  - Total safety database ~300 patients (patients treated at the to-be-recommended dose and duration of treatment)
  - Key secondary endpoint for consolidation indication: meningitis culture-positive relapse-free survival time through Week 18
  - FDA meeting planned for July 2022 to reach final agreement on study design; Phase 3 to potentially commence later in 2022
  - NIH continued financial support of Phase 3 program anticipated



MAT2501

Oral Amikacin

MAT2501: A Better Amikacin

MAT2501

- Oral, LNC formulation of the broad-spectrum antibiotic Amikacin
- Initial indication in treatment of non-tuberculous mycobacterial (NTM) infections
- QIDP and Orphan Designations potentially provide 12+ years of exclusivity upon approval
- Proprietary formulation with robust intellectual property protection
- Development accelerated with $4.5M Cystic Fibrosis Foundation award

IMPROVED PROFILE

- LNC formulation enables oral administration and bioavailability
- Encouraging safety profile potentially eliminates oto- and nephro-toxicity
- Shown targeted delivery and efficacy in preclinical models of disseminated, pulmonary and biofilm NTM
- Activity against both Mycobacterium avium complex (MAC) and M. abscessus complex (MABC)

SIGNIFICANT UNMET NEED

- Potential to become the first oral aminoglycoside
- 80-90K US NTM patients; 40% refractory to treatment
- Potential use in acute, gram-negative infections
- Improvement over *INSM's Arikayce® (inhaled amikacin)

MATINAS BIOPHARMA

MAT2501: NTM Program Overview and SAD Topline Results



Non-Tuberculous Mycobacterial Disease

- NTM organisms, widely present in the environment, are a frequent cause of challenging pulmonary infections, especially in patients with pre-existing inflammatory lung diseases such as cystic fibrosis
- Approximately 40-60% of patients have infections that are macrolide-resistant, and cure rates in these macrolide-resistant patients can be as low as 40-60%
- IV amikacin carries significant concomitant risk of both oto- and nephro-toxicity
- Inhaled amikacin (Arikayce®) has similar side effects and presents a challenge for absorption in CF patients with excessive pulmonary mucus

Preliminary Development Timeline

- **2022** – Long Term Tox and Positioning for Phase 2 in NTM (2023); planning for other indications

Single Ascending Dose (SAD) PK Study Topline Results

- Results confirmed earlier findings with legacy formulation at the same doses (200, 400, 800) with an additional higher dose (1000 mg; fasted/fed) tested in this study
- No SAEs or study discontinuations (only dose-related adverse event was diarrhea (mild to moderate))
- No evidence of ototoxicity or renal toxicity
- Rapid absorption with oral administration (T_{max} 2 hours)
- Dose-proportional increases in exposure
    - Exposure significantly lower compared with IV administered amikacin

Expanding LNC Intellectual Property Portfolio

30

ISSUED U.S. & FOREIGN PATENTS
EXTEND TO AT LEAST 2033

20 Patents Issued Within Last 5 Years

30+

PENDING PATENT APPLICATIONS
ACROSS PLATFORM COULD EXTEND TO 2040

Additional IP to be developed as clinical development plan progresses.

Regulatory Exclusivity

MAT2203 and MAT2501 both have QIDP and Orphan Designations Potentially Entitling Each Product to 12+ Years of Exclusivity

MATINAS BIOPHARMA

Executive Officers and Board of Directors

EXECUTIVE OFFICERS

Jerome D. Jabbour
Co-Founder, Chief Executive Officer

Thomas Hoover, MBA
Chief Business Officer

James J. Ferguson III, M.D., FACC, FAHA
Chief Medical Officer

Theresa Matkovits, Ph.D.
Chief Development Officer

Keith A. Kucinski, CPA, MBA
Chief Financial Officer

Raphael J. Mannino, Ph.D.
Chief Scientific Officer

Hui Liu, Ph.D., MBA
Chief Technology Officer

BOARD OF DIRECTORS

Herbert Conrad
Chairman of the Board

Eric J. Ende, M.D., MBA
Director

James S. Scibetta
Director

Kathryn Penkus Corzo
Director

Natasha Giordano
Director

Matthew A. Wikler, M.D., MBA FIDSA
Director

Jerome D. Jabbour
Director

Summary and 2022 Milestones & Catalysts

	1H 2022 Milestones & Catalysts	2H 2022 Milestones & Catalysts
MAT2203	✔ FDA Feedback on Cohort 5 of EnACT ✔ Initiate preclinical studies of MAT2203 in *C. auris* and *mucormycosis*	☐ Interim Topline Data from Cohort 4 of EnACT ☐ Data from MAT2203 preclinical studies in *C. auris* and *mucormycosis* ☐ Potential MAT2203 Partnership
MAT2501	✔ Data availability from MAT2501 Phase 1 SAD study in healthy volunteers	
LNC Platform and Collaborations	✔ Initiate and receive data from 2nd *in vivo* study of oral LNC-RDV sponsored by NIAID/Gilead ✔ Conduct internal in-vitro and in-vivo studies with mRNA, DNA, oligonucleotides ✔ Potential research collaboration with large pharma in nucleic acids	

MATINAS
BIOPHARMA

Corporate Presentation

May 2022